Evergreen Core Equity Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2001

                                                                                Evergreen Core Equity Fund     Wachovia Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Shares     Market Value     Shares    Market Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.4%
                                      Johnson Controls, Inc.                      125,000    $  8,155,000
                                                                                             ------------

Automobiles - 0.8%
                                      Ford Motor Co.                              600,000      10,410,000
                                      Harley-Davidson, Inc.                       175,000       7,087,500      28,258   $ 1,144,449
                                                                                             ------------               -----------
                                                                                               17,497,500                 1,144,449
                                                                                             ------------               -----------

Hotels Restaurants & Leisure - 1.5%
                                      Darden Restaurants, Inc.                    300,000       7,875,000
                                      McDonald's Corp.                            600,000      16,284,000
                                      Starwood Hotels & Resorts                   250,000       5,500,000     100,105     2,202,310
                                                                                             ------------               -----------
                                                                                               29,659,000                 2,202,310
                                                                                             ------------               -----------

Household Durables - 0.4%
                                      Centex Corp.                                                             79,774     2,690,777
                                                                                                                        -----------

Media - 4.8%
                                      AOL Time Warner, Inc. *                   1,100,000      36,410,000     229,689     7,602,706
                                      Dow Jones & Co., Inc.                        50,000       2,271,500
                                      Liberty Media Corp., Class A                                            218,971     2,780,932
                                      McGraw-Hill Companies, Inc.                  80,000       4,656,000
                                      TMP Worldwide, Inc.                                                      44,800     1,271,872
                                      Valassis Communications, Inc. *@            175,000       5,584,250
                                      Viacom, Inc., Class B *                                                 119,074     4,108,053
                                      Walt Disney Co.                             800,000      14,896,000
                                                                                             ------------               -----------
                                                                                               63,817,750                15,763,563
                                                                                             ------------               -----------

Multi-line Retail - 1.6%
                                      Family Dollar Stores, Inc.                  400,000      11,008,000
                                      Target Corp.                                200,000       6,350,000
                                      Wal-Mart Stores, Inc.                       400,000      19,800,000
                                                                                             ------------
                                                                                               37,158,000

Specialty Retail - 3.5%
                                      Best Buy Co., Inc. *                         75,000       3,408,750
                                      Home Depot, Inc.                            900,000      34,533,000
                                      Intimate Brands, Inc., Class A @            650,000       5,850,000
                                      Linens 'N Things, Inc.                                                  138,401     2,571,491
                                      Lowe's Companies, Inc.                      300,000       9,495,000     182,924     5,789,545
                                                                                             ------------               -----------
                                                                                               53,286,750                 8,361,036
                                                                                             ------------               -----------

Textiles & Apparel - 0.3%
                                      Jones Apparel Group, Inc. *                 250,000       6,372,500
                                                                                             ------------

CONSUMER STAPLES - 7.3%
Beverages - 1.9%
                                      Coca-Cola Co.                               675,000      31,623,750
                                      PepsiCo., Inc.                              225,000      10,912,500
                                                                                             ------------
                                                                                               42,536,250
                                                                                             ------------

Food & Drug Retailing - 2.2%
                                      CVS Corp.                                                                80,953     2,687,640
                                      Kroger Co. *                                275,000       6,776,000     220,304     5,428,291
                                      Safeway, Inc. *                             150,000       5,958,000
                                      SYSCO Corp.                                 250,000       6,385,000
                                                                                             ------------               -----------
                                                                                               19,119,000                 8,115,931
                                                                                             ------------               -----------

Food Products - 0.9%
                                      Hershey Foods Corp.                         100,000       6,537,000
                                      McCormick & Co., Inc.                       150,000       6,870,000
                                      Sara Lee Corp.                              300,000       6,390,000
                                                                                             ------------
                                                                                               19,797,000
                                                                                             ------------
Household Products - 0.6%
                                      Procter & Gamble Co.                        180,000      13,102,200
                                                                                             ------------

Personal Products - 1.5%
                                      Avon Products, Inc.                                                      49,376     2,283,640
                                      Clorox Co.                                  250,000       9,250,000
                                      Colgate-Palmolive Co.                        50,000       2,912,500
                                      Kimberly-Clark Corp.                        190,000      11,780,000      60,177     3,730,974
                                                                                             ------------               -----------
                                                                                               23,942,500                 6,014,614
                                                                                             ------------               -----------

Tobacco - 0.2%
                                      Philip Morris Cos., Inc.                                                 91,830     4,434,471
                                                                                                                        -----------

ENERGY - 7.7%
Energy Equipment & Services - 0.3%    Transocean Sedco Forex, Inc.                300,000       7,920,000
                                                                                             ------------

Oil & Gas - 7.4%
                                      Anadarko Petroleum Corp.                    200,000       9,616,000      15,372       739,086
                                      BJ Services Co.                                                         125,875     2,239,316
                                      ChevronTexaco Corp.                         145,000      12,288,750
                                      Conoco, Inc.                                350,000       8,900,500     150,684     3,831,894
                                      Devon Energy Corp.                          175,000       6,020,000
                                      Eni SPA @                                   150,000       9,165,000
                                      EOG Resources, Inc.                         275,000       7,955,750
                                      Exxon Mobil Corp.                         1,300,000      51,220,000     249,682     9,837,471
                                      Ocean Energy, Inc.                          450,000       7,335,000
                                      Phillips Petroleum Co.                                                   52,568     2,835,518
                                      Texaco, Inc.                                125,000       8,125,000
                                                                                             ------------               -----------
                                                                                              120,626,000                19,483,285
                                                                                             ------------               -----------

FINANCIALS - 20.1%
Banks - 4.0%
                                      Bank of America Corp.                       150,000       8,760,000      54,951     3,209,138
                                      Bank of New York Co., Inc.                                               65,568     2,294,880
                                      BB&T Corp.                                  250,000       9,112,500
                                      Comerica, Inc.                              150,000       8,310,000
                                      FleetBoston Financial Corp.                 550,000      20,212,500
                                      PNC Financial Services Group                                             33,058     1,892,570
                                      Wells Fargo & Co.                           300,000      13,335,000     102,039     4,535,633
                                                                                             ------------               -----------
                                                                                               59,730,000                11,932,221
                                                                                             ------------               -----------

Diversified Financials - 9.8%
                                      American Express Co.                                                    130,623     3,795,904
                                      Bear Stearns Companies, Inc.                175,000       8,751,750
                                      Citigroup, Inc.                             875,000      35,437,500     241,645     9,786,622
                                      Franklin Resources, Inc.                    100,000       3,467,000      46,052     1,596,623
                                      Freddie Mac                                  85,000       5,525,000      97,317     6,325,605
                                      Goldman Sachs Group, Inc. @                 125,000       8,918,750
                                      J.P. Morgan Chase & Co.                     825,000      28,173,750     103,855     3,546,648
                                      MBNA Corp.                                                               64,894     1,965,639
                                      Merrill Lynch & Co., Inc.                   500,000      20,300,000
                                      Morgan Stanley Dean Witter & Co.            675,000      31,286,250      43,841     2,032,030
                                                                                             ------------               -----------
                                                                                              141,860,000                29,049,071
                                                                                             ------------               -----------

                                                                               Wachovia Growth & Income   Wachovia Personal Equity
                                                                                        Fund                        Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Shares   Market Value    Shares        Market Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.4%
                                      Johnson Controls, Inc.


Automobiles - 0.8%
                                      Ford Motor Co.
                                      Harley-Davidson, Inc.




Hotels Restaurants & Leisure - 1.5%
                                      Darden Restaurants, Inc.
                                      McDonald's Corp.
                                      Starwood Hotels & Resorts                                           107,630       $ 2,367,860
                                                                                                                        -----------

                                                                                                                          2,367,860
                                                                                                                        -----------

Household Durables - 0.4%
                                      Centex Corp.                               62,550   $ 2,109,811      89,660         3,024,232
                                                                                          -----------                   -----------

Media - 4.8%
                                      AOL Time Warner, Inc. *                   168,875     5,589,763     241,575         7,996,133
                                      Dow Jones & Co., Inc.
                                      Liberty Media Corp., Class A              203,285     2,581,720     292,815         3,718,751
                                      McGraw-Hill Companies, Inc.
                                      TMP Worldwide, Inc.
                                      Valassis Communications, Inc. *@
                                      Viacom, Inc., Class B *                   135,830     4,686,135     202,040         6,970,380
                                      Walt Disney Co.
                                                                                          -----------                   -----------
                                                                                           12,857,618                    18,685,264
                                                                                          -----------                   -----------

Multi-line Retail - 1.6%
                                      Family Dollar Stores, Inc.
                                      Target Corp.
                                      Wal-Mart Stores, Inc.



Specialty Retail - 3.5%
                                      Best Buy Co., Inc. *
                                      Home Depot, Inc.
                                      Intimate Brands, Inc., Class A @
                                      Linens 'N Things, Inc.                    115,815     2,151,843     165,675         3,078,242
                                      Lowe's Companies, Inc.                    164,700     5,212,755     236,910         7,498,201
                                                                                          -----------                   -----------
                                                                                            7,364,598                    10,576,443
                                                                                          -----------                   -----------

Textiles & Apparel - 0.3%
                                      Jones Apparel Group, Inc. *


CONSUMER STAPLES - 7.3%
Beverages - 1.9%
                                      Coca-Cola Co.
                                      PepsiCo., Inc.                             21,018     1,019,373
                                                                                          -----------
                                                                                            1,019,373
                                                                                          -----------

Food & Drug Retailing - 2.2%
                                      CVS Corp.                                 143,685     4,770,342     212,290         7,048,028
                                      Kroger Co. *                              199,760     4,922,086     295,740         7,287,034
                                      Safeway, Inc. *
                                      SYSCO Corp.
                                                                                          -----------                   -----------
                                                                                            9,692,428                    14,335,062
                                                                                          -----------                   -----------

Food Products - 0.9%
                                      Hershey Foods Corp.
                                      McCormick & Co., Inc.
                                      Sara Lee Corp.



Household Products - 0.6%
                                      Procter & Gamble Co.


Personal Products - 1.5%
                                      Avon Products, Inc.
                                      Clorox Co.
                                      Colgate-Palmolive Co.
                                      Kimberly-Clark Corp.                       26,000     1,612,000      63,905         3,962,110
                                                                                          -----------                   -----------
                                                                                            1,612,000                     3,962,110
                                                                                          -----------                   -----------

Tobacco - 0.2%
                                      Philip Morris Cos., Inc.


ENERGY - 7.7%
Energy Equipment & Services - 0.3%    Transocean Sedco Forex, Inc.


Oil & Gas - 7.4%
                                      Anadarko Petroleum Corp.
                                      BJ Services Co.                            71,540     1,272,697     106,775         1,899,527
                                      ChevronTexaco Corp.
                                      Conoco, Inc.
                                      Devon Energy Corp.
                                      Eni SPA @
                                      EOG Resources, Inc.
                                      Exxon Mobil Corp.                         202,640     7,984,016     307,610        12,119,834
                                      Ocean Energy, Inc.
                                      Phillips Petroleum Co.                     49,460     2,667,872      73,755         3,978,345
                                      Texaco, Inc.
                                                                                          -----------                   -----------
                                                                                           11,924,585                    17,997,706
                                                                                          -----------                   -----------

FINANCIALS - 20.1%
Banks - 4.0%
                                      Bank of America Corp.
                                      Bank of New York Co., Inc.                 60,000     2,100,000      98,680         3,453,800
                                      BB&T Corp.
                                      Comerica, Inc.
                                      FleetBoston Financial Corp.
                                      PNC Financial Services Group               29,250     1,674,562      43,030         2,463,467
                                      Wells Fargo & Co.                         107,000     4,756,150     156,855         6,972,205
                                                                                          -----------                   -----------
                                                                                            8,530,712                    12,889,472
                                                                                          -----------                   -----------

Diversified Financials - 9.8%
                                      American Express Co.                      122,370     3,556,072     175,780         5,108,167
                                      Bear Stearns Companies, Inc.
                                      Citigroup, Inc.                           219,965     8,908,582     320,785        12,991,792
                                      Franklin Resources, Inc.                   30,500     1,057,435
                                      Freddie Mac                                82,280     5,348,200      95,215         6,188,975
                                      Goldman Sachs Group, Inc. @
                                      J.P. Morgan Chase & Co.                    60,000     2,049,000      98,145         3,351,652
                                      MBNA Corp.
                                      Merrill Lynch & Co., Inc.
                                      Morgan Stanley Dean Witter & Co.           46,590     2,159,446      56,815         2,633,375
                                                                                          -----------                   -----------
                                                                                           23,078,735                    30,273,961
                                                                                          -----------                   -----------

                                                                                      Evergreen Core Equity Pro Forma
----------------------------------------------------------------------------------------------------------------------
                                                                                    Combined
                                                                                     Shares      Combined Market Value
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 13.3%
Auto Components - 0.4%
                                      Johnson Controls, Inc.                         125,000        $        8,155,000
                                                                                                    ------------------

Automobiles - 0.8%
                                      Ford Motor Co.                                 600,000                10,410,000
                                      Harley-Davidson, Inc.                          203,258                 8,231,949
                                                                                                    ------------------
                                                                                                            18,641,949
                                                                                                    ------------------

Hotels Restaurants & Leisure - 1.5%
                                      Darden Restaurants, Inc.                       300,000                 7,875,000
                                      McDonald's Corp.                               600,000                16,284,000
                                      Starwood Hotels & Resorts                      457,735                10,070,170
                                                                                                    ------------------
                                                                                                            34,229,170
                                                                                                    ------------------

Household Durables - 0.4%
                                      Centex Corp.                                   231,984                 7,824,820
                                                                                                    ------------------

Media - 4.8%
                                      AOL Time Warner, Inc. *                      1,740,139                57,598,602
                                      Dow Jones & Co., Inc.                                                  2,271,500
                                      Liberty Media Corp., Class A                   715,071                 9,081,403
                                      McGraw-Hill Companies, Inc.                     80,000                 4,656,000
                                      TMP Worldwide, Inc.                             44,800                 1,271,872
                                      Valassis Communications, Inc. *@               175,000                 5,584,250
                                      Viacom, Inc., Class B *                        456,944                15,764,568
                                      Walt Disney Co.                                800,000                14,896,000
                                                                                                    ------------------
                                                                                                           111,124,195
                                                                                                    ------------------

Multi-line Retail - 1.6%
                                      Family Dollar Stores, Inc.                     400,000                11,008,000
                                      Target Corp.                                   200,000                 6,350,000
                                      Wal-Mart Stores, Inc.                          400,000                19,800,000

                                                                                                            37,158,000

Specialty Retail - 3.5%
                                      Best Buy Co., Inc. *                            75,000                 3,408,750
                                      Home Depot, Inc.                               900,000                34,533,000
                                      Intimate Brands, Inc., Class A @               650,000                 5,850,000
                                      Linens 'N Things, Inc.                         419,891                 7,801,576
                                      Lowe's Companies, Inc.                         884,534                27,995,501
                                                                                                    ------------------
                                                                                                            79,588,827
                                                                                                    ------------------

Textiles & Apparel - 0.3%
                                      Jones Apparel Group, Inc. *                    250,000                 6,372,500


CONSUMER STAPLES - 7.3%
Beverages - 1.9%
                                      Coca-Cola Co.                                  675,000                31,623,750
                                      PepsiCo., Inc.                                 246,018                11,931,873
                                                                                                    ------------------
                                                                                                            43,555,623
                                                                                                    ------------------

Food & Drug Retailing - 2.2%
                                      CVS Corp.                                      436,928                14,506,010
                                      Kroger Co. *                                   990,804                24,413,411
                                      Safeway, Inc. *                                150,000                 5,958,000
                                      SYSCO Corp.                                    250,000                 6,385,000
                                                                                                    ------------------
                                                                                                            51,262,421
                                                                                                    ------------------

Food Products - 0.9%
                                      Hershey Foods Corp.                            100,000                 6,537,000
                                      McCormick & Co., Inc.                          150,000                 6,870,000
                                      Sara Lee Corp.                                 300,000                 6,390,000
                                                                                                    ------------------
                                                                                                            19,797,000
                                                                                                    ------------------
Household Products - 0.6%
                                      Procter & Gamble Co.                           180,000                13,102,200
                                                                                                    ------------------

Personal Products - 1.5%
                                      Avon Products, Inc.                             49,376                 2,283,640
                                      Clorox Co.                                     250,000                 9,250,000
                                      Colgate-Palmolive Co.                           50,000                 2,912,500
                                      Kimberly-Clark Corp.                           340,082                21,085,084
                                                                                                    ------------------
                                                                                                            35,531,224
                                                                                                    ------------------

Tobacco - 0.2%
                                      Philip Morris Cos., Inc.                        91,830                 4,434,471
                                                                                                    ------------------

ENERGY - 7.7%
Energy Equipment & Services - 0.3%    Transocean Sedco Forex, Inc.                   300,000                 7,920,000
                                                                                                    ------------------

Oil & Gas - 7.4%
                                      Anadarko Petroleum Corp.                       215,372                10,355,086
                                      BJ Services Co.                                304,190                 5,411,540
                                      ChevronTexaco Corp.                            145,000                12,288,750
                                      Conoco, Inc.                                   500,684                12,732,394
                                      Devon Energy Corp.                             175,000                 6,020,000
                                      Eni SPA @                                      150,000                 9,165,000
                                      EOG Resources, Inc.                            275,000                 7,955,750
                                      Exxon Mobil Corp.                            2,059,932                81,161,321
                                      Ocean Energy, Inc.                             450,000                 7,335,000
                                      Phillips Petroleum Co.                         175,783                 9,481,735
                                      Texaco, Inc.                                   125,000                 8,125,000
                                                                                                    ------------------
                                                                                                           170,031,576
                                                                                                    ------------------

FINANCIALS - 20.1%
Banks - 4.0%
                                      Bank of America Corp.                          204,951                11,969,138
                                      Bank of New York Co., Inc.                     224,248                 7,848,680
                                      BB&T Corp.                                     250,000                 9,112,500
                                      Comerica, Inc.                                 150,000                 8,310,000
                                      FleetBoston Financial Corp.                    550,000                20,212,500
                                      PNC Financial Services Group                   105,338                 6,030,599
                                      Wells Fargo & Co.                              665,894                29,598,988
                                                                                                    ------------------
                                                                                                            93,082,405
                                                                                                    ------------------

Diversified Financials - 9.8%
                                      American Express Co.                           428,773                12,460,143
                                      Bear Stearns Companies, Inc.                   175,000                 8,751,750
                                      Citigroup, Inc.                              1,657,395                67,124,496
                                      Franklin Resources, Inc.                       176,552                 6,121,058
                                      Freddie Mac                                    359,812                23,387,780
                                      Goldman Sachs Group, Inc. @                    125,000                 8,918,750
                                      J.P. Morgan Chase & Co.                      1,087,000                37,121,050
                                      MBNA Corp.                                      64,894                 1,965,639
                                      Merrill Lynch & Co., Inc.                      500,000                20,300,000
                                      Morgan Stanley Dean Witter & Co.               822,246                38,111,101
                                                                                                    ------------------
                                                                                                           224,261,767
                                                                                                    ------------------

Evergreen Core Equity Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2001

                                                                                           Evergreen Core Equity Fund
---------------------------------------------------------------------------------------------------------------------

                                                                                            Shares      Market Value
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Insurance - 6.0%
                                               AFLAC, Inc.                                  350,000    $   9,450,000
                                               Allmerica Financial Corp.                     75,000        3,363,750
                                               Allstate Corp.                               200,000        7,470,000
                                               American International Group, Inc.           450,000       35,100,000
                                               Hartford Financial Services Group, Inc.      250,000       14,685,000
                                               Loew's Corp.                                 175,000        8,099,000
                                               Marsh & McLennan Cos., Inc.
                                               MBIA Insurance Corp.
                                               MGIC Investment Corp.                        125,000        8,167,500
                                               RenaissanceRe Holdings, Ltd.                 125,000       11,113,750
                                               UnumProvident Corp.                          300,000        7,575,000
                                               XL Capital, Ltd., Class A                    125,000        9,875,000
                                                                                                       -------------
                                                                                                         114,899,000
                                                                                                       -------------

Real Estate - 0.3%
                                               FelCor Lodging Trust, Inc., REIT @           200,000        2,690,000
                                               Simon Property Group, Inc., REIT             150,000        4,036,500
                                                                                                       -------------
                                                                                                           6,726,500
                                                                                                       -------------

HEALTH CARE - 14.6%
Biotechnology - 1.2%
                                               Amgen, Inc. *                                300,000       17,631,000
                                               Genentech, Inc.
                                               Genzyme Corp. *                               50,000        2,271,000
                                                                                                       -------------
                                                                                                          19,902,000
                                                                                                       -------------

Health Care Equipment & Supplies - 1.5%
                                               Boston Scientific Corp. *                    125,000        2,562,500
                                               Medtronic, Inc.                              400,000       17,400,000
                                                                                                       -------------
                                                                                                          19,962,500
                                                                                                       -------------

Health Care Providers & Services - 1.1%
                                               HealthSouth Corp. *                          450,000        7,317,000
                                               Lincare Holdings, Inc. *                     200,000        5,314,000
                                               Priority Healthcare Corp., Class B *         225,000        5,400,000
                                               Tenet Healthcare Corp. *                     125,000        7,456,250
                                                                                                       -------------
                                                                                                          25,487,250
                                                                                                       -------------

Pharmaceuticals - 10.8%
                                               Abbott Laboratories                          375,000       19,443,750
                                               American Home Products Corp.
                                               Bristol-Myers Squibb Co.                     475,000       26,391,000
                                               GlaxoSmithKline Plc, ADR                      50,000        2,806,000
                                               Johnson & Johnson Co.                        350,000       19,390,000
                                               Merck & Co., Inc.                            550,000       36,630,000
                                               Pfizer, Inc.                                 725,000       29,072,500
                                               Schering-Plough Corp.                        325,000       12,057,500
                                               Teva Pharmaceutical Industries, Ltd. @        75,000        4,533,750
                                               Watson Pharmaceuticals, Inc. *               150,000        8,206,500
                                                                                                       -------------
                                                                                                         158,531,000
                                                                                                       -------------

INDUSTRIALS - 9.0%
Aerospace & Defense - 0.8%
                                               Boeing Co.                                   250,000        8,375,000
                                               United Technologies Corp.
                                                                                                       -------------
                                                                                                           8,375,000
                                                                                                       -------------

Commercial Services & Supplies - 0.7%
                                               Automatic Data Processing, Inc.
                                               Avery Dennison Corp.                         175,000        8,279,250
                                               Concord EFS, Inc. *                          125,000        6,118,750
                                                                                                       -------------
                                                                                                          14,398,000
                                                                                                       -------------

Industrial Conglomerates - 6.1%
                                               General Electric Co.                       2,225,000       82,770,000
                                               Honeywell International, Inc.                300,000        7,920,000
                                               Textron, Inc.
                                               Tyco International Ltd.
                                                                                                       -------------
                                                                                                          90,690,000
                                                                                                       -------------

Machinery - 0.7%
                                               Deere & Co.                                   90,000        3,384,900
                                               Dover Corp.
                                               Illinois Tool Works, Inc.                    150,000        8,116,500
                                               Parker-Hannifin Corp.                         75,000        2,572,500
                                                                                                       -------------
                                                                                                          14,073,900
                                                                                                       -------------

Marine - 0.3%
                                               ENSCO International, Inc.
                                               Teekay Shipping Corp. @                      200,000        6,236,000
                                                                                                       -------------
                                                                                                           6,236,000
                                                                                                       -------------

Road & Rail - 0.4%
                                               Burlington Northern Santa Fe Corp.           250,000        6,687,500
                                               Canadian National Railway Co. @               75,000        2,853,750
                                                                                                       -------------
                                                                                                           9,541,250
                                                                                                       -------------

INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 2.1%
                                               Cisco Systems, Inc. *                      2,200,000       26,796,000
                                               Commscope, Inc. * @                          300,000        5,361,000
                                               Comverse Technology, Inc. *                  225,000        4,608,000
                                               Tellabs, Inc. *                              300,000        2,964,000
                                                                                                       -------------
                                                                                                          39,729,000
                                                                                                       -------------

Computer & Peripherals - 3.4%
                                               Dell Computer Corp. *                      1,000,000       18,530,000
                                               EMC Corp. *                                  875,000       10,281,250
                                               International Business Machines Corp.        250,000       23,075,000
                                               Lexmark International Group, Class A
                                               Network Appliance, Inc. *
                                               Sun Microsystems, Inc. *                   1,200,000        9,924,000
                                                                                                       -------------
                                                                                                          61,810,250
                                                                                                       -------------

IT Consulting & Services - 0.0%
                                               Network Associates, Inc.


Electronic Equipment & Instruments - 0.3%
                                               Rockwell International Corp.                 175,000        2,569,000
                                               Veeco Instruments, Inc. * @                  200,000        5,300,000
                                                                                                       -------------
                                                                                                           7,869,000
                                                                                                       -------------

                                                                                                            Wachovia Growth & Income
                                                                                      Wachovia Equity Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Shares   Market Value   Shares    Market Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Insurance - 6.0%
                                            AFLAC, Inc.
                                            Allmerica Financial Corp.
                                            Allstate Corp.
                                            American International Group, Inc.        98,661  $   7,695,558   73,500    $  5,733,000
                                            Hartford Financial Services Group, Inc.
                                            Loew's Corp.
                                            Marsh & McLennan Cos., Inc.               12,747      1,232,635
                                            MBIA Insurance Corp.                      16,707        835,350
                                            MGIC Investment Corp.
                                            RenaissanceRe Holdings, Ltd.
                                            UnumProvident Corp.
                                            XL Capital, Ltd., Class A
                                                                                              -------------             ------------
                                                                                                  9,763,543                5,733,000
                                                                                              -------------             ------------

Real Estate - 0.3%
                                            FelCor Lodging Trust, Inc., REIT @
                                            Simon Property Group, Inc., REIT




HEALTH CARE - 14.6%
Biotechnology - 1.2%
                                            Amgen, Inc. *                             61,541      3,616,765
                                            Genentech, Inc.                           35,469      1,560,636   15,220         669,680
                                            Genzyme Corp. *                           30,600      1,389,852
                                                                                              -------------             ------------
                                                                                                  6,567,253                  669,680
                                                                                              -------------             ------------

Health Care Equipment & Supplies - 1.5%
                                            Boston Scientific Corp. *
                                            Medtronic, Inc.                           79,042      3,438,327   91,392       3,975,552
                                                                                              -------------             ------------
                                                                                                  3,438,327                3,975,552
                                                                                              -------------             ------------

Health Care Providers & Services - 1.1%
                                            HealthSouth Corp. *
                                            Lincare Holdings, Inc. *
                                            Priority Healthcare Corp., Class B *
                                            Tenet Healthcare Corp. *                  14,764        880,673
                                                                                              -------------
                                                                                                    880,673
                                                                                              -------------

Pharmaceuticals - 10.8%
                                            Abbott Laboratories                                               48,075       2,492,689
                                            American Home Products Corp.              50,364      2,933,703
                                            Bristol-Myers Squibb Co.                  58,225      3,234,981  116,196       6,455,850
                                            GlaxoSmithKline Plc, ADR
                                            Johnson & Johnson Co.                    105,324      5,834,950  143,970       7,975,938
                                            Merck & Co., Inc.                         55,715      3,710,619   28,316       1,885,846
                                            Pfizer, Inc.                             249,301      9,996,970  181,000       7,258,100
                                            Schering-Plough Corp.
                                            Teva Pharmaceutical Industries, Ltd. @
                                            Watson Pharmaceuticals, Inc. *            48,102      2,631,660
                                                                                              -------------             ------------
                                                                                                 28,342,883               26,068,423
                                                                                              -------------             ------------

INDUSTRIALS - 9.0%
Aerospace & Defense - 0.8%
                                            Boeing Co.
                                            United Technologies Corp.                 64,998      3,022,407   44,065       2,049,022
                                                                                              -------------             ------------
                                                                                                  3,022,407                2,049,022
                                                                                              -------------             ------------

Commercial Services & Supplies - 0.7%
                                            Automatic Data Processing, Inc.           26,029      1,224,404
                                            Avery Dennison Corp.
                                            Concord EFS, Inc. *
                                                                                              -------------
                                                                                                  1,224,404
                                                                                              -------------

Industrial Conglomerates - 6.1%
                                            General Electric Co.                     251,409      9,352,415  199,060       7,405,032
                                            Honeywell International, Inc.             51,827      1,368,233
                                            Textron, Inc.                             22,465        755,049
                                            Tyco International Ltd.                  159,551      7,259,570  102,490       4,663,295
                                                                                              -------------             ------------
                                                                                                 18,735,267               12,068,327
                                                                                              -------------             ------------

Machinery - 0.7%
                                            Deere & Co.
                                            Dover Corp.                               52,143      1,570,026
                                            Illinois Tool Works, Inc.
                                            Parker-Hannifin Corp.
                                                                                              -------------
                                                                                                  1,570,026
                                                                                              -------------

Marine - 0.3%
                                            ENSCO International, Inc.                 94,045      1,374,938
                                            Teekay Shipping Corp. @
                                                                                              -------------
                                                                                                  1,374,938
                                                                                              -------------

Road & Rail - 0.4%
                                            Burlington Northern Santa Fe Corp.
                                            Canadian National Railway Co. @




INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 2.1%
                                            Cisco Systems, Inc. *                    200,581      2,443,077  205,195       2,499,275
                                            Commscope, Inc. * @
                                            Comverse Technology, Inc. *
                                            Tellabs, Inc. *
                                                                                              -------------             ------------
                                                                                                  2,443,077                2,499,275
                                                                                              -------------             ------------

Computer & Peripherals - 3.4%
                                            Dell Computer Corp. *
                                            EMC Corp. *                              165,436      1,943,873  149,790       1,760,033
                                            International Business Machines Corp.
                                            Lexmark International Group, Class A      28,761      1,285,904   22,000         983,620
                                            Network Appliance, Inc. *                 89,368        607,702
                                            Sun Microsystems, Inc. *                  89,722        742,001  183,415       1,516,842
                                                                                              -------------             ------------
                                                                                                  4,579,480                4,260,495
                                                                                              -------------             ------------

IT Consulting & Services - 0.0%
                                            Network Associates, Inc.                  90,600   1,167,834.00
                                                                                              -------------

Electronic Equipment & Instruments - 0.3%
                                            Rockwell International Corp.
                                            Veeco Instruments, Inc. * @

                                                                                        Wachovia Personal Equity
                                                                                                   Fund
-----------------------------------------------------------------------------------------------------------------

                                                                                         Shares     Market Value
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Insurance - 6.0%
                                            AFLAC, Inc.
                                            Allmerica Financial Corp.
                                            Allstate Corp.
                                            American International Group, Inc.           107,890    $  8,415,420
                                            Hartford Financial Services Group, Inc.
                                            Loew's Corp.
                                            Marsh & McLennan Cos., Inc.
                                            MBIA Insurance Corp.
                                            MGIC Investment Corp.
                                            RenaissanceRe Holdings, Ltd.
                                            UnumProvident Corp.
                                            XL Capital, Ltd., Class A
                                                                                                    ------------
                                                                                                       8,415,420
                                                                                                    ------------

Real Estate - 0.3%
                                            FelCor Lodging Trust, Inc., REIT @
                                            Simon Property Group, Inc., REIT




HEALTH CARE - 14.6%
Biotechnology - 1.2%
                                            Amgen, Inc. *
                                            Genentech, Inc.                               21,960         966,240
                                            Genzyme Corp. *
                                                                                                    ------------
                                                                                                         966,240
                                                                                                    ------------

Health Care Equipment & Supplies - 1.5%
                                            Boston Scientific Corp. *
                                            Medtronic, Inc.                              139,085       6,050,198
                                                                                                    ------------
                                                                                                       6,050,198
                                                                                                    ------------

Health Care Providers & Services - 1.1%
                                            HealthSouth Corp. *
                                            Lincare Holdings, Inc. *
                                            Priority Healthcare Corp., Class B *
                                            Tenet Healthcare Corp. *




Pharmaceuticals - 10.8%
                                            Abbott Laboratories
                                            American Home Products Corp.
                                            Bristol-Myers Squibb Co.                     175,690       9,761,336
                                            GlaxoSmithKline Plc, ADR
                                            Johnson & Johnson Co.                        204,970      11,355,338
                                            Merck & Co., Inc.
                                            Pfizer, Inc.                                 366,020      14,677,402
                                            Schering-Plough Corp.
                                            Teva Pharmaceutical Industries, Ltd. @
                                            Watson Pharmaceuticals, Inc. *
                                                                                                    ------------
                                                                                                      35,794,076
                                                                                                    ------------

INDUSTRIALS - 9.0%
Aerospace & Defense - 0.8%
                                            Boeing Co.
                                            United Technologies Corp.                     86,775       4,035,037
                                                                                                    ------------
                                                                                                       4,035,037
                                                                                                    ------------

Commercial Services & Supplies - 0.7%
                                            Automatic Data Processing, Inc.
                                            Avery Dennison Corp.
                                            Concord EFS, Inc. *




Industrial Conglomerates - 6.1%
                                            General Electric Co.                         297,866      11,080,615
                                            Honeywell International, Inc.
                                            Textron, Inc.
                                            Tyco International Ltd.                      168,010       7,644,455
                                                                                                    ------------
                                                                                                      18,725,070
                                                                                                    ------------

Machinery - 0.7%
                                            Deere & Co.
                                            Dover Corp.
                                            Illinois Tool Works, Inc.
                                            Parker-Hannifin Corp.




Marine - 0.3%
                                            ENSCO International, Inc.
                                            Teekay Shipping Corp. @




Road & Rail - 0.4%
                                            Burlington Northern Santa Fe Corp.
                                            Canadian National Railway Co. @




INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 2.1%
                                            Cisco Systems, Inc. *                        292,255       3,559,666
                                            Commscope, Inc. * @
                                            Comverse Technology, Inc. *
                                            Tellabs, Inc. *
                                                                                                    ------------
                                                                                                       3,559,666
                                                                                                    ------------

Computer & Peripherals - 3.4%
                                            Dell Computer Corp. *
                                            EMC Corp. *                                  214,325       2,518,319
                                            International Business Machines Corp.
                                            Lexmark International Group, Class A          58,880       2,632,525
                                            Network Appliance, Inc. *
                                            Sun Microsystems, Inc. *                     261,325       2,161,158
                                                                                                    ------------
                                                                                                       7,312,002
                                                                                                    ------------

IT Consulting & Services - 0.0%
                                            Network Associates, Inc.


Electronic Equipment & Instruments - 0.3%
                                            Rockwell International Corp.
                                            Veeco Instruments, Inc. * @

                                                                                                 Evergreen Core Equity Pro Forma
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Combined
                                                                                            Shares             Combined Market Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Insurance - 6.0%
                                            AFLAC, Inc.                                     350,000               $        9,450,000
                                            Allmerica Financial Corp.                        75,000                        3,363,750
                                            Allstate Corp.                                  200,000                        7,470,000
                                            American International Group, Inc.              730,051                       56,943,978
                                            Hartford Financial Services Group, Inc.         250,000                       14,685,000
                                            Loew's Corp.                                    175,000                        8,099,000
                                            Marsh & McLennan Cos., Inc.                      12,747                        1,232,635
                                            MBIA Insurance Corp.                             16,707                          835,350
                                            MGIC Investment Corp.                           125,000                        8,167,500
                                            RenaissanceRe Holdings, Ltd.                    125,000                       11,113,750
                                            UnumProvident Corp.                             300,000                        7,575,000
                                            XL Capital, Ltd., Class A                       125,000                        9,875,000
                                                                                                                  ------------------
                                                                                                                         138,810,963
                                                                                                                  ------------------

Real Estate - 0.3%
                                            FelCor Lodging Trust, Inc., REIT @              200,000                        2,690,000
                                            Simon Property Group, Inc., REIT                150,000                        4,036,500
                                                                                                                  ------------------
                                                                                                                           6,726,500
                                                                                                                  ------------------

HEALTH CARE - 14.6%
Biotechnology - 1.2%
                                            Amgen, Inc. *                                   361,541                       21,247,765
                                            Genentech, Inc.                                  72,649                        3,196,556
                                            Genzyme Corp. *                                  80,600                        3,660,852
                                                                                                                  ------------------
                                                                                                                          28,105,173
                                                                                                                  ------------------

Health Care Equipment & Supplies - 1.5%
                                            Boston Scientific Corp. *                       125,000                        2,562,500
                                            Medtronic, Inc.                                 709,519                       30,864,077
                                                                                                                  ------------------
                                                                                                                          33,426,577
                                                                                                                  ------------------

Health Care Providers & Services - 1.1%
                                            HealthSouth Corp. *                             450,000                        7,317,000
                                            Lincare Holdings, Inc. *                        200,000                        5,314,000
                                            Priority Healthcare Corp., Class B *            225,000                        5,400,000
                                            Tenet Healthcare Corp. *                        139,764                        8,336,923
                                                                                                                  ------------------
                                                                                                                          26,367,923
                                                                                                                  ------------------

Pharmaceuticals - 10.8%
                                            Abbott Laboratories                             423,075                       21,936,439
                                            American Home Products Corp.                     50,364                        2,933,703
                                            Bristol-Myers Squibb Co.                        825,111                       45,843,167
                                            GlaxoSmithKline Plc, ADR                         50,000                        2,806,000
                                            Johnson & Johnson Co.                           804,264                       44,556,226
                                            Merck & Co., Inc.                               634,031                       42,226,465
                                            Pfizer, Inc.                                  1,521,321                       61,004,972
                                            Schering-Plough Corp.                           325,000                       12,057,500
                                            Teva Pharmaceutical Industries, Ltd. @           75,000                        4,533,750
                                            Watson Pharmaceuticals, Inc. *                  198,102                       10,838,160
                                                                                                                  ------------------
                                                                                                                         248,736,382
                                                                                                                  ------------------

INDUSTRIALS - 9.0%
Aerospace & Defense - 0.8%
                                            Boeing Co.                                      250,000                        8,375,000
                                            United Technologies Corp.                       195,838                        9,106,466
                                                                                                                  ------------------
                                                                                                                          17,481,466
                                                                                                                  ------------------

Commercial Services & Supplies - 0.7%
                                            Automatic Data Processing, Inc.                  26,029                        1,224,404
                                            Avery Dennison Corp.                            175,000                        8,279,250
                                            Concord EFS, Inc. *                             125,000                        6,118,750
                                                                                                                  ------------------
                                                                                                                          15,622,404
                                                                                                                  ------------------

Industrial Conglomerates - 6.1%
                                            General Electric Co.                          2,973,335                      110,608,062
                                            Honeywell International, Inc.                   351,827                        9,288,233
                                            Textron, Inc.                                    22,465                          755,049
                                            Tyco International Ltd.                         430,051                       19,567,320
                                                                                                                  ------------------
                                                                                                                         140,218,664
                                                                                                                  ------------------

Machinery - 0.7%
                                            Deere & Co.                                      90,000                        3,384,900
                                            Dover Corp.                                      52,143                        1,570,026
                                            Illinois Tool Works, Inc.                       150,000                        8,116,500
                                            Parker-Hannifin Corp.                            75,000                        2,572,500
                                                                                                                  ------------------
                                                                                                                          15,643,926
                                                                                                                  ------------------

Marine - 0.3%
                                            ENSCO International, Inc.                        94,045                        1,374,938
                                            Teekay Shipping Corp. @                         200,000                        6,236,000
                                                                                                                  ------------------
                                                                                                                           7,610,938
                                                                                                                  ------------------

Road & Rail - 0.4%
                                            Burlington Northern Santa Fe Corp.              250,000                        6,687,500
                                            Canadian National Railway Co. @                  75,000                        2,853,750
                                                                                                                  ------------------
                                                                                                                           9,541,250
                                                                                                                  ------------------

INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 2.1%
                                            Cisco Systems, Inc. *                         2,898,031                       35,298,018
                                            Commscope, Inc. * @                             300,000                        5,361,000
                                            Comverse Technology, Inc. *                     225,000                        4,608,000
                                            Tellabs, Inc. *                                 300,000                        2,964,000
                                                                                                                  ------------------
                                                                                                                          48,231,018
                                                                                                                  ------------------

Computer & Peripherals - 3.4%
                                            Dell Computer Corp. *                         1,000,000                       18,530,000
                                            EMC Corp. *                                   1,404,551                       16,503,475
                                            International Business Machines Corp.           250,000                       23,075,000
                                            Lexmark International Group, Class A            109,641                        4,902,049
                                            Network Appliance, Inc. *                        89,368                          607,702
                                            Sun Microsystems, Inc. *                      1,734,462                       14,344,001
                                                                                                                  ------------------
                                                                                                                          77,962,227
                                                                                                                  ------------------

IT Consulting & Services - 0.0%
                                            Network Associates, Inc.                         90,600                        1,167,834
                                                                                                                  ------------------

Electronic Equipment & Instruments - 0.3%
                                            Rockwell International Corp.                    175,000                        2,569,000
                                            Veeco Instruments, Inc. * @                     200,000                        5,300,000
                                                                                                                  ------------------
                                                                                                                           7,869,000
                                                                                                                  ------------------

Evergreen Core Equity Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2001

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       Evergreen Core Equity Fund

                                                                                                       Shares        Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Semiconductor Equipment & Products - 3.9%
                                                  Altera Corp. *                                        225,000     $     3,685,500
                                                  Applied Materials, Inc. *                             325,000           9,243,000
                                                  Applied Micro Circuits Corp. *                        575,000           4,019,250
                                                  KLA-Tencor Corp.
                                                  Integrated Circuit System, Inc. * @                   350,000           4,473,000
                                                  Intel Corp.                                         2,000,000          40,880,000
                                                  Lam Research Corp. * @                                225,000           3,813,750
                                                  Texas Instruments, Inc.
                                                                                                                    ---------------
                                                                                                                         66,114,500
                                                                                                                    ---------------

Software - 5.2%
                                                  Microchip Technology, Inc.
                                                  Micromuse, Inc.
                                                  Microsoft Corp. *                                   1,200,000          61,404,000
                                                  Oracle Corp. *                                      1,250,000          15,725,000
                                                  Siebel Systems, Inc. *                                400,000           5,204,000
                                                  Veritas Software Corp. *                              275,000           5,071,000
                                                                                                                    ---------------
                                                                                                                         87,404,000
                                                                                                                    ---------------

MATERIALS - 2.0%
Chemicals - 0.5%
                                                  Du Pont (E.I.) de Nemours & Co.
                                                  Ecolab, Inc.                                          150,000           5,449,500
                                                  Praxair, Inc.                                          75,000           3,150,000
                                                                                                                    ---------------
                                                                                                                          8,599,500
                                                                                                                    ---------------

Metals & Mining - 0.9%
                                                  Alcoa, Inc.                                           325,000          10,078,250
                                                                                                                    ---------------

Paper & Forest Products - 0.6%
                                                  Bowater, Inc.                                          75,000           3,301,500
                                                  Rayonier, Inc.                                        150,000           6,070,500
                                                  Westvaco Corp.                                        155,000           3,983,500
                                                                                                                    ---------------
                                                                                                                         13,355,500
                                                                                                                    ---------------

TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 4.6%
                                                  AT&T Corp.                                            450,000           8,685,000
                                                  Centurytel, Inc.                                      100,000           3,350,000
                                                  Global Crossing Ltd. *
                                                  Qwest Communications International, Inc.              125,262           2,091,875
                                                  SBC Communications, Inc.                              325,000          15,314,000
                                                  Sprint Corp.                                          100,000           2,401,000
                                                  Telephone & Data Systems, Inc.                         50,000           4,715,000
                                                  Verizon Communications, Inc.                          550,000          29,760,500
                                                  WorldCom, Inc. *                                      850,000          12,784,000
                                                                                                                    ---------------
                                                                                                                         79,101,375
                                                                                                                    ---------------

Wireless Telecommunications Services - 0.9%
                                                  Nokia Oyj, Class A, ADR
                                                  Sprint PCS Group *
                                                  Western Wireless Corp., Class A * @                   125,000           4,222,500
                                                                                                                    ---------------
                                                                                                                          4,222,500
                                                                                                                    ---------------

UTILITIES - 2.1%
Electric Utilities - 1.3%
                                                  AES Corp. *                                           300,000           3,846,000
                                                  Calpine Corp.
                                                  CMS Energy Corp.                                      350,000           7,000,000
                                                  Duke Energy Corp.
                                                                                                                    ---------------
                                                                                                                         10,846,000
                                                                                                                    ---------------

Gas Utilities 0.8%
                                                  El Paso Corp.
                                                  Enron Corp.                                           400,000          10,892,000
                                                  Valero Energy Corp.
                                                                                                                    ---------------
                                                                                                                         10,892,000
                                                                                                                    ---------------
                                                  Total Common Stocks                                                 1,553,423,725
                                                                                                                    ---------------

SHORT TERM INVESTMENTS 4.9%
MUTUAL FUND SHARES - 2.5%
                                                  Evergreen Institutional Money Market Fund ^        21,260,353          21,260,353
                                                  Navigator Prime Portfolio @ @                      37,149,812          37,149,812
                                                                                                                    ---------------
                                                                                                                         58,410,165

REPURCHASE AGREEMENTS - 2.2%
                                                  Goldman Sachs & Co., 3.14%, dated 9/28/2001, due
                                                  10/1/2001


U.S. TREASURY OBLIGATIONS - 0.2%
                                                  United States Treasury Bill, 12/20/2001 #
                                                                                                                    ---------------
                                                  Total Short-Term Investments                                           58,410,165
                                                                                                                    ---------------

Total Investments -- (cost $1,472,565,381, $279,089,777, $154,221,841,                                                1,611,833,890
      $231,641,080 and $2,137,518,079, respectively) - 101.4%                                                       ---------------
Other Assets and Liabilities - (1.4%)                                                                                   (32,723,486)
Net Assets -- 100.0%                                                                                                  1,579,110,404
                                                                                                                    ===============
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                          Wachovia Equity Fund

                                                                                                          Shares    Market Value
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Semiconductor Equipment & Products - 3.9%
                                                  Altera Corp. *
                                                  Applied Materials, Inc. *
                                                  Applied Micro Circuits Corp. *
                                                  KLA-Tencor Corp.                                         48,478   $  1,530,935
                                                  Integrated Circuit System, Inc. * @
                                                  Intel Corp.                                             121,204      2,477,410
                                                  Lam Research Corp. * @
                                                  Texas Instruments, Inc.                                 132,041      3,298,384
                                                                                                                    ------------
                                                                                                                       7,306,729
                                                                                                                    ------------

Software - 5.2%
                                                  Microchip Technology, Inc.                               69,732      1,868,818
                                                  Micromuse, Inc.                                          53,882        306,050
                                                  Microsoft Corp. *                                       166,216      8,505,274
                                                  Oracle Corp. *
                                                  Siebel Systems, Inc. *
                                                  Veritas Software Corp. *                                 87,133      1,606,732
                                                                                                                    ------------
                                                                                                                      12,286,874
                                                                                                                    ------------

MATERIALS - 2.0%
Chemicals - 0.5%
                                                  Du Pont (E.I.) de Nemours & Co.                          34,954      1,311,474
                                                  Ecolab, Inc.
                                                  Praxair, Inc.                                            65,164      2,736,888
                                                                                                                    ------------
                                                                                                                       4,048,362
                                                                                                                    ------------

Metals & Mining - 0.9%
                                                  Alcoa, Inc.                                             105,219      3,262,841
                                                                                                                    ------------

Paper & Forest Products - 0.6%
                                                  Bowater, Inc.
                                                  Rayonier, Inc.
                                                  Westvaco Corp.




TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 4.6%
                                                  AT&T Corp.
                                                  Centurytel, Inc.
                                                  Global Crossing Ltd. *                                  230,357        414,643
                                                  Qwest Communications International, Inc.                107,935      1,802,514
                                                  SBC Communications, Inc.
                                                  Sprint Corp.                                            232,801      6,120,338
                                                  Telephone & Data Systems, Inc.
                                                  Verizon Communications, Inc.                             88,607      4,794,525
                                                  WorldCom, Inc. *
                                                                                                                    ------------
                                                                                                                      13,132,020
                                                                                                                    ------------

Wireless Telecommunications Services - 0.9%
                                                  Nokia Oyj, Class A, ADR                                 123,441      1,931,852
                                                  Sprint PCS Group *
                                                  Western Wireless Corp., Class A * @
                                                                                                                    ------------
                                                                                                                       1,931,852
                                                                                                                    ------------

UTILITIES - 2.1%
Electric Utilities - 1.3%
                                                  AES Corp. *
                                                  Calpine Corp.                                            60,463      1,379,161
                                                  CMS Energy Corp.
                                                  Duke Energy Corp.                                       121,735      4,607,669
                                                                                                                    ------------
                                                                                                                       5,986,830
                                                                                                                    ------------

Gas Utilities 0.8%
                                                  El Paso Corp.                                            44,608      1,853,462
                                                  Enron Corp.                                              45,040      1,226,439
                                                  Valero Energy Corp.                                      16,693        585,924
                                                                                                                    ------------
                                                                                                                       3,665,825
                                                                                                                    ------------
                                                  Total Common Stocks                                                243,923,173
                                                                                                                    ------------

SHORT TERM INVESTMENTS 4.9%
MUTUAL FUND SHARES - 2.5%
                                                  Evergreen Institutional Money Market Fund ^
                                                  Navigator Prime Portfolio @ @



REPURCHASE AGREEMENTS - 2.2%
                                                  Goldman Sachs & Co., 3.14%, dated 9/28/2001, due
                                                  10/1/2001                                            28,609,072     28,609,072
                                                                                                                    ------------

U.S. TREASURY OBLIGATIONS - 0.2%
                                                  United States Treasury Bill, 12/20/2001 #             2,800,000      2,785,496
                                                                                                                    ------------
                                                  Total Short-Term Investments                                        31,394,568
                                                                                                                    ------------

Total Investments -- (cost $1,472,565,381, $279,089,777, $154,221,841,                                               275,317,741
      $231,641,080 and $2,137,518,079, respectively) - 101.4%                                                       ------------
Other Assets and Liabilities - (1.4%)                                                                                    478,948
Net Assets -- 100.0%                                                                                                 275,796,689
                                                                                                                    ============
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Wachovia Growth & Income
                                                                                                                  Fund

                                                                                                        Shares      Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Semiconductor Equipment & Products - 3.9%
                                                  Altera Corp. *
                                                  Applied Materials, Inc. *
                                                  Applied Micro Circuits Corp. *
                                                  KLA-Tencor Corp.                                        29,545     $    933,031
                                                  Integrated Circuit System, Inc. * @
                                                  Intel Corp.                                            135,120        2,761,853
                                                  Lam Research Corp. * @
                                                  Texas Instruments, Inc.                                135,080        3,374,298
                                                                                                                     ------------
                                                                                                                        7,069,182
                                                                                                                     ------------

Software - 5.2%
                                                  Microchip Technology, Inc.
                                                  Micromuse, Inc.
                                                  Microsoft Corp. *                                      144,250        7,381,273
                                                  Oracle Corp. *
                                                  Siebel Systems, Inc. *
                                                  Veritas Software Corp. *                                39,440          727,274
                                                                                                                     ------------
                                                                                                                        8,108,547
                                                                                                                     ------------

MATERIALS - 2.0%
Chemicals - 0.5%
                                                  Du Pont (E.I.) de Nemours & Co.
                                                  Ecolab, Inc.
                                                  Praxair, Inc.




Metals & Mining - 0.9%
                                                  Alcoa, Inc.                                             96,735        2,999,752
                                                                                                                     ------------

Paper & Forest Products - 0.6%
                                                  Bowater, Inc.
                                                  Rayonier, Inc.
                                                  Westvaco Corp.




TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 4.6%
                                                  AT&T Corp.
                                                  Centurytel, Inc.
                                                  Global Crossing Ltd. *
                                                  Qwest Communications International, Inc.                28,900          482,630
                                                  SBC Communications, Inc.
                                                  Sprint Corp.
                                                  Telephone & Data Systems, Inc.
                                                  Verizon Communications, Inc.                            98,870        5,349,856
                                                  WorldCom, Inc. *
                                                                                                                     ------------
                                                                                                                        5,832,486
                                                                                                                     ------------

Wireless Telecommunications Services - 0.9%
                                                  Nokia Oyj, Class A, ADR                                188,630        2,952,060
                                                  Sprint PCS Group *                                      81,000        2,129,490
                                                  Western Wireless Corp., Class A * @
                                                                                                                     ------------
                                                                                                                        5,081,550
                                                                                                                     ------------

UTILITIES - 2.1%
Electric Utilities - 1.3%
                                                  AES Corp. *
                                                  Calpine Corp.
                                                  CMS Energy Corp.
                                                  Duke Energy Corp.                                      153,705        5,817,734
                                                                                                                     ------------
                                                                                                                        5,817,734
                                                                                                                     ------------

Gas Utilities 0.8%
                                                  El Paso Corp.                                           33,165        1,378,006
                                                  Enron Corp.
                                                  Valero Energy Corp.
                                                                                                                     ------------
                                                                                                                        1,378,006
                                                                                                                     ------------
                                                  Total Common Stocks                                                 171,800,891
                                                                                                                     ------------

SHORT TERM INVESTMENTS 4.9%
MUTUAL FUND SHARES - 2.5%
                                                  Evergreen Institutional Money Market Fund ^
                                                  Navigator Prime Portfolio @ @



REPURCHASE AGREEMENTS - 2.2%
                                                  Goldman Sachs & Co., 3.14%, dated 9/28/2001, due
                                                  10/1/2001                                            8,379,206        8,379,206
                                                                                                                     ------------

U.S. TREASURY OBLIGATIONS - 0.2%
                                                  United States Treasury Bill, 12/20/2001 #            1,000,000          994,820
                                                                                                                     ------------
                                                  Total Short-Term Investments                                          9,374,026
                                                                                                                     ------------

Total Investments -- (cost $1,472,565,381, $279,089,777, $154,221,841,                                                181,174,917
      $231,641,080 and $2,137,518,079, respectively) - 101.4%                                                        ------------
Other Assets and Liabilities - (1.4%)                                                                                     160,670
Net Assets -- 100.0%                                                                                                  181,335,587
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Wachovia Personal Equity Fund

                                                                                                          Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Semiconductor Equipment & Products - 3.9%
                                                  Altera Corp. *
                                                  Applied Materials, Inc. *
                                                  Applied Micro Circuits Corp. *
                                                  KLA-Tencor Corp.                                        42,290      $   1,335,518
                                                  Integrated Circuit System, Inc. * @
                                                  Intel Corp.                                            190,430          3,892,389
                                                  Lam Research Corp. * @
                                                  Texas Instruments, Inc.                                183,480          4,583,330
                                                                                                                      -------------
                                                                                                                          9,811,237
                                                                                                                      -------------

Software - 5.2%
                                                  Microchip Technology, Inc.
                                                  Micromuse, Inc.
                                                  Microsoft Corp. *                                      204,540         10,466,311
                                                  Oracle Corp. *
                                                  Siebel Systems, Inc. *
                                                  Veritas Software Corp. *                                58,595          1,080,492
                                                                                                                      -------------
                                                                                                                         11,546,803
                                                                                                                      -------------

MATERIALS - 2.0%
Chemicals - 0.5%
                                                  Du Pont (E.I.) de Nemours & Co.
                                                  Ecolab, Inc.
                                                  Praxair, Inc.




Metals & Mining - 0.9%
                                                  Alcoa, Inc.                                            146,485          4,542,500
                                                                                                                      -------------

Paper & Forest Products - 0.6%
                                                  Bowater, Inc.
                                                  Rayonier, Inc.
                                                  Westvaco Corp.




TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 4.6%
                                                  AT&T Corp.
                                                  Centurytel, Inc.
                                                  Global Crossing Ltd. *
                                                  Qwest Communications International, Inc.                40,895            682,946
                                                  SBC Communications, Inc.
                                                  Sprint Corp.
                                                  Telephone & Data Systems, Inc.
                                                  Verizon Communications, Inc.                           145,330          7,863,806
                                                  WorldCom, Inc. *
                                                                                                                      -------------
                                                                                                                          8,546,752
                                                                                                                      -------------

Wireless Telecommunications Services - 0.9%
                                                  Nokia Oyj, Class A, ADR                                264,935          4,146,233
                                                  Sprint PCS Group *                                     219,580          5,772,758
                                                  Western Wireless Corp., Class A * @
                                                                                                                      -------------
                                                                                                                          9,918,991
                                                                                                                      -------------

UTILITIES - 2.1%
Electric Utilities - 1.3%
                                                  AES Corp. *
                                                  Calpine Corp.
                                                  CMS Energy Corp.
                                                  Duke Energy Corp.                                      216,860          8,208,151
                                                                                                                      -------------
                                                                                                                          8,208,151
                                                                                                                      -------------

Gas Utilities 0.8%
                                                  El Paso Corp.                                           47,445          1,971,340
                                                  Enron Corp.
                                                  Valero Energy Corp.
                                                                                                                      -------------
                                                                                                                          1,971,340
                                                                                                                      -------------
                                                  Total Common Stocks                                                   253,515,593
                                                                                                                      -------------

SHORT TERM INVESTMENTS 4.9%
MUTUAL FUND SHARES - 2.5%
                                                  Evergreen Institutional Money Market Fund ^
                                                  Navigator Prime Portfolio @ @



REPURCHASE AGREEMENTS - 2.2%
                                                  Goldman Sachs & Co., 3.14%, dated 9/28/2001, due
                                                  10/1/2001                                           12,686,114         12,686,114
                                                                                                                      -------------

U.S. TREASURY OBLIGATIONS - 0.2%
                                                  United States Treasury Bill, 12/20/2001 #            1,500,000          1,492,230
                                                                                                                      -------------
                                                  Total Short-Term Investments                                           14,178,344
                                                                                                                      -------------

Total Investments -- (cost $1,472,565,381, $279,089,777, $154,221,841,                                                  267,693,937
      $231,641,080 and $2,137,518,079, respectively) - 101.4%                                                         -------------
Other Assets and Liabilities - (1.4%)                                                                                       171,606
Net Assets -- 100.0%                                                                                                    267,865,543
              =====                                                                                                     ===========
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Evergreen Core Equity
                                                                                                              Pro Forma
                                                                                                      Combined        Combined
                                                                                                        Shares       Market Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - continued
Semiconductor Equipment & Products - 3.9%
                                                  Altera Corp. *                                         225,000    $     3,685,500
                                                  Applied Materials, Inc. *                              325,000          9,243,000
                                                  Applied Micro Circuits Corp. *                         575,000          4,019,250
                                                  KLA-Tencor Corp.                                       120,313          3,799,484
                                                  Integrated Circuit System, Inc. * @                    350,000          4,473,000
                                                  Intel Corp.                                          2,446,754         50,011,652
                                                  Lam Research Corp. * @                                 225,000          3,813,750
                                                  Texas Instruments, Inc.                                450,601         11,256,012
                                                                                                                    ---------------
                                                                                                                         90,301,648
                                                                                                                    ---------------

Software - 5.2%
                                                  Microchip Technology, Inc.                              69,732          1,868,818
                                                  Micromuse, Inc.                                         53,882            306,050
                                                  Microsoft Corp. *                                    1,715,006         87,756,858
                                                  Oracle Corp. *                                       1,250,000         15,725,000
                                                  Siebel Systems, Inc. *                                 400,000          5,204,000
                                                  Veritas Software Corp. *                               460,168          8,485,498
                                                                                                                    ---------------
                                                                                                                        119,346,224
                                                                                                                    ---------------

MATERIALS - 2.0%
Chemicals - 0.5%
                                                  Du Pont (E.I.) de Nemours & Co.                         34,954          1,311,474
                                                  Ecolab, Inc.                                           150,000          5,449,500
                                                  Praxair, Inc.                                          140,164          5,886,888
                                                                                                                    ---------------
                                                                                                                         12,647,862
                                                                                                                    ---------------

Metals & Mining - 0.9%
                                                  Alcoa, Inc.                                            673,439         20,883,343
                                                                                                                    ---------------

Paper & Forest Products - 0.6%
                                                  Bowater, Inc.                                           75,000          3,301,500
                                                  Rayonier, Inc.                                         150,000          6,070,500
                                                  Westvaco Corp.                                         155,000          3,983,500
                                                                                                                    ---------------
                                                                                                                         13,355,500
                                                                                                                    ---------------

TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 4.6%
                                                  AT&T Corp.                                             450,000          8,685,000
                                                  Centurytel, Inc.                                       100,000          3,350,000
                                                  Global Crossing Ltd. *                                 230,357            414,643
                                                  Qwest Communications International, Inc.               302,992          5,059,965
                                                  SBC Communications, Inc.                               325,000         15,314,000
                                                  Sprint Corp.                                           332,801          8,521,338
                                                  Telephone & Data Systems, Inc.                          50,000          4,715,000
                                                  Verizon Communications, Inc.                           882,807         47,768,687
                                                  WorldCom, Inc. *                                       850,000         12,784,000
                                                                                                                    ---------------
                                                                                                                        106,612,633
                                                                                                                    ---------------

Wireless Telecommunications Services - 0.9%
                                                  Nokia Oyj, Class A, ADR                                577,006          9,030,145
                                                  Sprint PCS Group *                                     300,580          7,902,248
                                                  Western Wireless Corp., Class A * @                    125,000          4,222,500
                                                                                                                    ---------------
                                                                                                                         21,154,893
                                                                                                                    ---------------

UTILITIES - 2.1%
Electric Utilities - 1.3%
                                                  AES Corp. *                                            300,000          3,846,000
                                                  Calpine Corp.                                           60,463          1,379,161
                                                  CMS Energy Corp.                                       350,000          7,000,000
                                                  Duke Energy Corp.                                      492,300         18,633,554
                                                                                                                    ---------------
                                                                                                                         30,858,715
                                                                                                                    ---------------

Gas Utilities 0.8%
                                                  El Paso Corp.                                          125,218          5,202,808
                                                  Enron Corp.                                            445,040         12,118,439
                                                  Valero Energy Corp.                                     16,693            585,924
                                                                                                                    ---------------
                                                                                                                         17,907,171
                                                                                                                    ---------------
                                                  Total Common Stocks                                                 2,222,663,382
                                                                                                                    ---------------

SHORT TERM INVESTMENTS 4.9%
MUTUAL FUND SHARES - 2.5%
                                                  Evergreen Institutional Money Market Fund ^         21,260,353         21,260,353
                                                  Navigator Prime Portfolio @ @                       37,149,812         37,149,812
                                                                                                                    ---------------
                                                                                                                         58,410,165
                                                                                                                    ---------------
REPURCHASE AGREEMENTS - 2.2%
                                                  Goldman Sachs & Co., 3.14%, dated 9/28/2001, due
                                                  10/1/2001                                           49,674,392         49,674,392
                                                                                                                    ---------------

U.S. TREASURY OBLIGATIONS - 0.2%
                                                  United States Treasury Bill, 12/20/2001 #            5,300,000          5,272,546
                                                                                                                    ---------------
                                                  Total Short-Term Investments                                          113,357,103
                                                                                                                    ---------------

Total Investments -- (cost $1,472,565,381, $279,089,777, $154,221,841,                                                2,336,020,485
      $231,641,080 and $2,137,518,079, respectively) - 101.4%                                                       ---------------
Other Assets and Liabilities - (1.4%)                                                                                   (31,912,262)
Net Assets -- 100.0%                                                                                                  2,304,108,223
                                                                                                                    ===============
-----------------------------------------------------------------------------------------------------------------------------------

At September 30, 2001 the Funds had open futures contracts outstanding as follows:

                                                                           Initial Contract        Value at          Unrealized
             Fund                       Expiration          Contracts            Amount        September 30,2001         Gain
-------------------------------------------------------------------------------------------------------------------------------
Wachovia Equity Fund                  December 2002       111 S&P Index      $ 28,374,375       $ 28,962,675          $ 588,300
Wachovia Growth & Income Fund         December 2002        34 S&P Index         8,691,250          8,871,450            180,200
Wachovia Personal Equity Fund         December 2002        48 S&P Index        12,270,000         12,524,400            254,400

*     Non-income producing security.
# All or a portion of the principal amount of his security was pledged to cover initial margin requirements for open futures contracts.
@     All or a portion of this security is on loan.
@@ Represents investment of cash collateral received for securities on loan.
^ The advisor of the Evergreen Core Equity Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations:

ADR   American Depository Receipt
REIT  Real Estate Investment Trust

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Core Equity Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
September 30, 2001

                                                                                                                        Wachovia
                                                                           Evergreen Core       Wachovia Equity      Growth & Income
                                                                            Equity Fund              Fund                 Fund
------------------------------------------------------------------------------------------------------------------------------------
Identified cost of securities                                              $1,472,565,381         $279,089,777         $154,221,841
Net unrealized gains or losses on securities                                  139,268,509           (3,772,036)          26,953,076
------------------------------------------------------------------------------------------------------------------------------------
Market value of securities                                                  1,611,833,890          275,317,741          181,174,917
Cash                                                                                    0                    0               14,319
Receivables for securities sold                                                 7,998,023                    0            2,764,566
Receivable for Fund shares sold                                                 2,055,884                2,060               84,548
Receivable for futures variation margin                                                 0              588,300              180,200
Dividends and interest receivable                                               1,664,678              234,106               73,777
Prepaid expenses and other assets                                                  22,934                    0                    0
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                           1,623,575,409          276,142,207          184,292,327
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Distributions payable                                                             709,268                    0                    0
Payable for securities purchased                                                4,644,240                    0            2,736,723
Payable for Fund shares redeemed                                                1,729,197               50,385               86,671
Payable for securities on loan                                                 37,149,812                    0                    0
Due to custodian bank                                                                   0               49,739                    0
Advisory fee payable                                                               75,172              165,024              102,333
Distribution Plan expenses payable                                                  1,024               47,331               12,225
Due to other related parties                                                       12,677               24,501               15,269
Accrued expenses and other liabilities                                            143,615                8,538                3,520
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                         44,465,005              345,518            2,956,741
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                 $1,579,110,404         $275,796,689         $181,335,586
------------------------------------------------------------------------------------------------------------------------------------

Net assets represented by
Paid-in capital                                                            $1,425,982,713         $317,964,203         $138,511,347
Undistributed net investment income                                               551,625               11,831              215,742
Accumulated net realized gains or losses on securities, futures
contracts and foreign currency related transactions                            13,307,653          (36,062,934)          16,014,568
Net unrealized gains or losses on securities, futures contracts and
foreign currency related transactions                                         139,268,413           (6,116,411)          26,593,929
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                 $1,579,110,404         $275,796,689         $181,335,586
------------------------------------------------------------------------------------------------------------------------------------

Class A Shares
Net Assets                                                                             --          $77,045,184          $49,959,953
Shares of Beneficial Interest Outstanding                                              --            6,676,452            3,915,433
Net Asset Value                                                                        --               $11.54               $12.76
Maximum Offering Price (based on sales charge of 5.75%, 5.75% and
5.75%, respectively)                                                                   --               $12.24               $13.54

Class B Shares
Net Assets                                                                             --           $7,457,021             $114,941
Shares of Beneficial Interest Outstanding                                              --              655,259                9,042
Net Asset Value                                                                        --               $11.38               $12.71

Class C Shares
Net Assets                                                                             --             $429,477               $3,105
Shares of Beneficial Interest Outstanding                                              --               37,365                  245
Net Asset Value                                                                        --               $11.49               $12.67

Class I Shares
Net Assets                                                                 $1,527,610,811         $190,865,007         $131,257,587
Shares of Beneficial Interest Outstanding                                      25,398,691           16,536,680           10,248,383
Net Asset Value                                                                    $60.15               $11.54               $12.81

Class IS Shares
Net Assets                                                                    $51,499,593                   --                   --
Shares of Beneficial Interest Outstanding                                         922,761                   --                   --
Net Asset Value                                                                    $55.81                   --                   --

                                                                            Wachovia                              Evergreen Core
                                                                         Personal Equity                          Equity Fund Pro
                                                                              Fund                Adjustments          Forma
---------------------------------------------------------------------------------------------------------------------------------
Identified cost of securities                                              $231,641,080                            $2,137,518,079
Net unrealized gains or losses on securities                                 36,052,857                               198,502,406
---------------------------------------------------------------------------------------------------------------------------------
Market value of securities                                                  267,693,937                             2,336,020,485
Cash                                                                                  0                                    14,319
Receivables for securities sold                                                       0                                10,762,589
Receivable for Fund shares sold                                                     520                                 2,143,012
Receivable for futures variation margin                                         254,400                                 1,022,900
Dividends and interest receivable                                               126,461                                 2,099,022
Prepaid expenses and other assets                                                     0                                    22,934
---------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                           268,075,318                             2,352,085,261
---------------------------------------------------------------------------------------------------------------------------------
Liabilities
Distributions payable                                                                 0                                   709,268
Payable for securities purchased                                                      0                                 7,380,963
Payable for Fund shares redeemed                                                      0                                 1,866,253
Payable for securities on loan                                                        0                                37,149,812
Due to custodian bank                                                            18,900                                    68,639
Advisory fee payable                                                            155,174                                   497,703
Distribution Plan expenses payable                                                  281                                    60,861
Due to other related parties                                                     20,294                                    72,741
Accrued expenses and other liabilities                                           15,126                                   170,799
---------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                          209,775                                47,977,039
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                 $267,865,543                            $2,304,108,222
---------------------------------------------------------------------------------------------------------------------------------

Net assets represented by
Paid-in capital                                                            $223,864,151                            $2,106,322,414
Undistributed net investment income                                              95,331                                   874,529
Accumulated net realized gains or losses on securities, futures
contracts and foreign currency related transactions                           8,866,987                                 2,126,274
Net unrealized gains or losses on securities, futures contracts and
foreign currency related transactions                                        35,039,074                               194,785,005
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                 $267,865,543                            $2,304,108,222
---------------------------------------------------------------------------------------------------------------------------------

Class A Shares
Net Assets                                                                     $975,092         ($127,980,229) a               $0
Shares of Beneficial Interest Outstanding                                       141,555           (10,733,440) a               --
Net Asset Value                                                                   $6.89                                        --
Maximum Offering Price (based on sales charge of 5.75%, 5.75% and
5.75%, respectively)                                                              $7.31                                        --

Class B Shares
Net Assets                                                                      $29,935           ($7,601,897) a               $0
Shares of Beneficial Interest Outstanding                                         4,363              (668,664) a               --
Net Asset Value                                                                   $6.86                                        --

Class C Shares
Net Assets                                                                         $105             ($432,687) a               $0
Shares of Beneficial Interest Outstanding                                            15               (37,625) a               --
Net Asset Value                                                                   $7.00                                        --

Class I Shares
Net Assets                                                                 $266,860,411                            $2,116,593,816
Shares of Beneficial Interest Outstanding                                    38,683,751           (55,676,183) a       35,191,322
Net Asset Value                                                                   $6.90                                    $60.15

Class IS Shares
Net Assets                                                                           --          $136,014,813  a     $187,514,406
Shares of Beneficial Interest Outstanding                                            --             2,437,088  a        3,359,849
Net Asset Value                                                                      --                                    $55.81

(a) Reflects the impact of converting shares of target fund into shares of the survivor fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Core Equity Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year Ended September 30, 2001


                                                                                                                        Wachovia
                                                                                   Evergreen Core   Wachovia Equity  Growth & Income
                                                                                    Equity Fund           Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign witholding taxes of $140,303, $15,887, $19,563,
$26,414, and $202,167 respectively)                                                   $21,895,049       $3,041,771      $2,074,032
Interest income                                                                         2,212,805        2,175,225         363,755
Securities lending income                                                                 189,267                0               0
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                               $24,297,121        5,216,996       2,437,787
------------------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                          $12,620,094       $2,589,717      $1,746,687
Distribution Plan expenses                                                                142,999          366,813         179,877
Transfer agent fee                                                                         32,705           13,466          22,249
Administrative services fees                                                            2,035,500          266,056         179,397
Custodian fee                                                                             461,957           70,007          50,366
Printing and postage expenses                                                              39,223            7,648          19,683
Registration and filing fees                                                               16,490           56,451          38,752
Professional fees                                                                          17,213           18,085          26,629
Trustees' fees and expenses                                                                90,742            6,625           4,649
Other                                                                                         164            6,236           7,561
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                         15,457,087        3,401,104       2,275,850
Less: Expense reductions                                                                 (114,381)               0               0
       Expense waivers and reimbursements                                                (612,591)               0         (50,041)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           14,730,115        3,401,104       2,225,809
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   9,567,006        1,815,892         211,978
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                                          (1,729,148)     (25,856,342)     15,118,162
   Futures contracts                                                                            0      (13,064,057)     (2,377,430)
   Foreign currency related transactions                                                      532                0               0
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities, futures contracts and foreign
currency related transactions                                                          (1,728,616)     (38,920,399)     12,740,732
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized losses on securities, futures contracts and foreign
currency related transactions                                                        (665,726,042)    (141,745,880)   (131,139,873)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized losses on securities, futures contracts and foreign
currency related transactions                                                        (667,454,658)    (180,666,279)   (118,399,141)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      (657,887,651)   ($178,850,387)  ($118,187,163)
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
                                                                                        Wachovia                     Evergreen Core
                                                                                    Personal Equity                  Equity Fund Pro
                                                                                          Fund        Adjustments        Forma
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
Investment Income
Dividends (net of foreign witholding taxes of $140,303, $15,887, $19,563,
$26,414, and $202,167 respectively)                                                     $2,790,943                      $29,801,795
Interest income                                                                            959,435                        5,711,220
Securities lending income                                                                        0                          189,267
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                  3,750,378           0           35,702,282
-----------------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                            $2,500,342    (743,511)(a)      $18,713,329
Distribution Plan expenses                                                                   3,060           0              692,749
Transfer agent fee                                                                           6,983     323,297 (d)          398,700
Administrative services fees                                                               256,838     280,488 (d)        3,018,279
Custodian fee                                                                               66,870      14,821 (b)          664,021
Printing and postage expenses                                                               15,348      17,918 (b)           99,820
Registration and filing fees                                                                32,065    (115,000)(c)           28,758
Professional fees                                                                           22,470     (55,108)(c)           29,289
Trustees' fees and expenses                                                                  5,747     (46,794)(a)           60,969
Other                                                                                        4,668      28,414 (b)           47,043
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                           2,914,391    (295,475)          23,752,957
Less: Expense reductions                                                                         0                         (114,381)
       Expense waivers and reimbursements                                                  (31,590)   (821,824)(e)       (1,516,046)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           2,882,801    (1,117,299)          22,122,530
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      867,577   1,117,299           13,579,752
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                                            9,878,331           0           (2,588,997)
   Futures contracts                                                                    (5,145,885)          0          (20,587,372)
   Foreign currency related transactions                                                         0           0                  532
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities, futures contracts and foreign
currency related transactions                                                            4,732,446           0          (23,175,837)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized losses on securities, futures contracts and foreign
currency related transactions                                                         (174,768,459)          0       (1,113,380,254)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized losses on securities, futures contracts and foreign
currency related transactions                                                         (170,036,013)          0       (1,136,556,091)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                      ($169,168,436)  $ 815,471      ($1,123,278,166)
-----------------------------------------------------------------------------------------------------------------------------------


a Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.
b     Reflects an increase based on the combined asset level of the surviving fund.
c Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
d     Reflects an increase based on the surviving fund's fee schedule.
e     Reflects adjustment for fee waivers necessary for the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Core Equity Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
September 30, 2001

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Combining Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Core Equity Fund ("Core Equity Fund"), Wachovia Equity Fund ("Equity Fund"), Wachovia Growth & Income Fund ("Growth & Income Fund") and Wachovia Personal Equity Fund ("Personal Equity Fund") at September 30, 2001 and for the respective periods then ended.


      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Equity Fund, Growth & Income Fund and Personal Equity Fund. The
      Reorganization provides for the acquisition of all the assets and the identified liabilities of Equity Fund, Growth & Income Fund and Personal Equity Fund by Core Equity Fund, in exchange for Class IS, Class IS, Class IS and Class I shares of Core Equity Fund. Thereafter, there will be a distribution of Class IS, Class IS, Class IS and Class I shares of Core Equity Fund to the Class A, Class B, Class C and Class Y shareholders of Equity Fund, Growth & Income Fund and Personal Equity Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Equity Fund, Growth & Income Fund and Personal Equity Fund will become the owners of that number of full and fractional Class IS, Class IS, Class IS and Class I shares of Core Equity Fund having an aggregate net asset value equal to the aggregate net asset value of their respective shares in their Fund as of the close of business immediately prior to the date that the net assets of their Fund are exchanged for Class IS, Class IS, Class IS and Class I shares of Core Equity Fund.


      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

      The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Equity Fund, Growth & Income Fund and Personal Equity Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Core Equity Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.


2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class IS and Class I shares of Core Equity Fund which would have been issued at September 30, 2001 in connection with the proposed Reorganization. Class A, Class B, Class C and Class Y shareholders of Equity Fund, Growth & Income Fund and Personal Equity Fund would receive Class IS, Class IS, Class IS and Class I shares, respectively, of Core Equity Fund based on conversion ratios determined on September 30, 2001. The conversion ratios are calculated by dividing the net asset value per share of Class A, Class B, Class C and Class Y of Equity Fund, Growth & Income Fund and Personal Equity Fund, each respectively, by the net asset value per share of Class IS, Class IS, Class IS and Class I, respectively, of Core Equity Fund.


3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of all the Funds and applying those rates to the average net assets of the Core Equity Fund for the twelve months ended September 30, 2001 and to each of the average net assets of Equity Fund, Growth & Income Fund and Personal Equity Fund for the twelve months ended September 30, 2001. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.